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                          SCHEDULE 14A INFORMATION
               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
              SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. ___)

Filed by the Registrant                      /X/
Filed by a Party other than the Registrant   / /

Check the appropriate box:
/ /  Preliminary Proxy Statement
/ /  Confidential, for use of the Commission only
     (as permitted by Rule 14a-6(e)(2))
/ /  Definitive Proxy Statement
/X/  Definitive Additional Materials
/ /  Soliciting material pursuant to Section 240.14a-11(c) or
     Section 240.14a-12

                            PRESIDENT CASINOS, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                ------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/  No fee required
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:
         _________________________________________________________________
     (2) Aggregate number of securities to which transaction applies:
         _________________________________________________________________
     (3) Per unit price or other underlying value of transaction computed pursuant to the Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it is determined:
         _________________________________________________________________
     (4) Proposed maximum aggregate value of transaction:
         _________________________________________________________________
     (5) Total fee paid:
         _________________________________________________________________
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or Form or Schedule and the date of its filing:
     (1) Amount previously paid:
         _________________________________________________________________
     (2) Form, Schedule or Registration Statement No.:
         _________________________________________________________________
     (3) Filing Party:
         _________________________________________________________________
     (4) Date Filed:
         _________________________________________________________________

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Explanatory Notice

  Pursuant to Rule 14a-6 under the Securities Exchange Act of 1934, the Registrant hereby files the following definitive additional solicitation materials to be used in connection with the solicitation of proxies by the Registrant from selected holders of the Company's Common Stock. The proxies will be used in connection with the Registrant's 1999 Annual Meeting of Stockholders, which was adjourned on August 10, 1999 and will be reconvened on August 23, 1999. The definitive additional solicitation materials will be first used in connection with the solicitation of proxies on August 19, 1999.

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To:  James A. Zweifel
     Executive Vice President and
     Chief Financial Officer
     President Casinos, Inc.
     802 North First Street
     St. Louis, MO  63102

Re:  Proposal #2 of President Casinos, Inc.   to consider and
     vote upon a proposal to adopt the President Casinos, Inc.
     1999 Incentive Stock Plan.

Dear Mr. Zweifel:

This is to inform you that I am the owner of        shares held in President
Casinos, Inc. I am aware that the President had an annual meeting of its stockholders on August 10, 1999 and that the meeting was adjourned until August 23, 1999 in order to allow for the solicitation of votes related to proposal #2 as discussed in the proxy related to the stockholders meeting. Proposal #2 specifically asked stockholders to consider and vote upon a proposal to adopt the President Casinos, Inc. 1999 Incentive Stock Plan. The Board of Directors has adopted the "Incentive Stock Plan," subject to stockholder approval.

This letter is to inform you that as the owner of        shares, I vote yes
for adoption of the 1999 Incentive Stock Plan. I have not previously voted or submitted my proxy related to this matter and this letter and my dated signature below indicates my vote of yes for this matter. My name and address are as indicated below.

NAME AND ADDRESS:
                                          ------------------------------------
[NAME]                                    Signature

[ADDRESS]
                                          ------------------------------------
[CITY, STATE, ZIP CODE]                   Date